UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23319

Carlyle Tactical Private Credit Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Joseph Benedetti, Esq.

c/o Invesco Advisers, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: September 30, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Loans (123.0%)[1]
First Lien Debt (66.7%)
Aerospace & Defense (1.0%)
Constellis Holdings LLC, Term Loan, Tranche B2,3,4	LIBOR4 + 500, 7.256%	4/21/2024	$ 1,969,773	$1,208,594

Air Freight & Logistics (1.2%)
Trump Card LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 550, 7.604%	4/21/2022	1,386,114	1,374,315
Revolver [5,6]	0.500%	4/21/2022	95,307	94,496
				1,468,811

Containers & Packaging (1.4%)
Anchor Hocking LLC, Term Loan[4,5]	LIBOR4 + 825, 10.503%	1/25/2024	1,757,500	1,700,020
Tank Holding Corporation
Revolver [5,6]	0.500%	3/26/2024	9,352	9,358
Revolver [4,5]	PRIME4 + 300, 8.000%	3/26/2024	1,389	1,390
Revolver [4,5]	LIBOR12 + 400, 6.046%	3/26/2024	370	371
				1,711,139

Electric Utilities (3.6%)
Moxie Patriot LLC, Term Loan, Tranche B1[2,3,4]	LIBOR4 + 575, 7.854%	12/19/2020	4,899,870	4,348,635

Energy Equipment & Services (2.9%)
McDermott Technology Americas, Inc., Term Loan, Tranche B2,3,4	LIBOR4 + 500, 7.104%	5/9/2025	1,979,900	1,260,206
NES Global Talent Finance US LLC, Term Loan, Tranche B2,3,4	LIBOR4 + 550, 7.756%	5/11/2023	2,211,495	2,211,495
				3,471,701

Health Care Equipment & Supplies (5.7%)
Analogic Corporation
Term Loan, Unitranche[2,3,4,5]	LIBOR12 + 600, 8.044%	6/22/2024	6,430,799	6,328,408
Revolver [4,5]	LIBOR12 + 600, 8.044%	6/22/2023	61,864	60,879
Revolver [5,6]	0.500%	6/22/2023	556,779	547,914
				6,937,201
1        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited  Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Health Care Providers & Services (3.2%)
American Physician Partners LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 650, 8.604%	12/21/2021	$ 2,374,990	$ 2,364,348
Revolver [5,6]	0.500%	12/21/2021	112,502	111,679
Revolver [4,5]	LIBOR4 + 650, 8.604%	12/21/2021	75,001	74,453
Delayed Draw Term Loan[5,6]	0.500%	12/21/2021	26,250	26,058
Delayed Draw Term Loan[4,5]	LIBOR4 + 650, 8.604%	12/21/2021	274,182	272,175
Delayed Draw Term Loan[4,5]	LIBOR12 + 650, 8.544%	12/21/2021	152,557	151,441
Global Medical Response, Inc., Term Loan, Tranche B2[2,3,4]	LIBOR12 + 425, 6.294%	3/14/2025	984,912	924,995
				3,925,149

Internet Software & Services (1.2%)
Internap Corporation, Term Loan[2,3,4,7]	LIBOR12 + 625, 8.310%	4/6/2022	2,172,914	1,510,175

IT Services (1.6%)
GI Revelation Acquisition LLC, Term Loan, Tranche B2,3,4	LIBOR12 + 500, 7.044%	4/16/2025	234,369	225,385
Moneygram International, Inc., Term Loan, Tranche B2,3,4	LIBOR12 + 600, 8.044%	5/22/2023	249,375	235,659
Redwood Services Group LLC
Term Loan[2,3,4,5]	LIBOR12 + 600, 8.124%	6/6/2023	1,397,870	1,372,917
Delayed Draw Term Loan[2,3,4,5]	LIBOR12 + 600, 8.124%	6/6/2023	162,694	159,789
				1,993,750

Media (6.6%)
Altice France S.A., Term Loan, Tranche B13[2,3,4]	LIBOR12 + 400, 6.028%	8/14/2026	987,513	986,895
Northland Cable Television, Inc.
Term Loan[2,3,4,5]	LIBOR12 + 575, 7.792%	10/1/2025	3,300,497	3,247,998
Revolver [5,6]	0.500%	10/1/2024	255,350	250,442
Radio One, Inc., Term Loan, Tranche B2,3,4	LIBOR12 + 400, 6.050%	4/18/2023	233,106	226,288
Urban One Entertainment SPV LLC, Term Loan[5,7]	11.000%	12/31/2022	3,197,020	3,244,975
				7,956,598

Professional Services (14.4%)
Alorica, Inc., Term Loan, Tranche A1[2,3,4]	LIBOR12 + 375, 5.794%	6/30/2021	2,931,459	2,898,480
Avenu Holdings LLC, Term Loan[2,3,4,5]	LIBOR4 + 525, 7.354%	9/28/2023	3,876,287	3,605,414
DTI Holdco, Inc., Term Loan, Tranche B2,3,4	LIBOR4 + 475, 7.006%	9/30/2023	4,923,778	4,556,538
IQOR US, Inc.
Term Loan, Tranche B2,3,4	LIBOR4 + 500, 7.319%	4/1/2021	1,937,987	1,724,004
Term Loan, Tranche A1[2,3,4,5]	LIBOR4 + 550, 7.819%	4/1/2021	3,500,000	3,193,319
Riveron Acquisition Holdings, Inc., Term Loan[2,3,4,5]	LIBOR4 + 625, 8.354%	5/22/2025	1,566,075	1,534,066
				17,511,821
2        OFI CARLYLE PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Real Estate Management & Development (4.9%)
The Leaders Romans Bidco Ltd.
Term Loan B2,3,4,5,7	GBP LIBOR2 + 1,025, 11.048%	6/30/2024	GBP 4,117,647	$ 4,918,559
Delayed Draw Term Loan, Tranche C2,3,5,6	1.688%	6/30/2024	GBP 816,993	995,995
				5,914,554

Retail (1.5%)
Transform SR Holdings LLC, Term Loan, Tranche B4,5	LIBOR12 + 725, 5.604%	2/12/2024	$ 1,900,000	1,871,500

Semiconductors & Semiconductor Equipment (2.4%)
Bright Bidco B.V.
Term Loan, Tranche B4	LIBOR4 + 350, 5.604%	6/30/2024	1,333,461	640,668
Term Loan, Tranche B4	LIBOR12 + 350, 5.544%	6/30/2024	646,251	310,495
Natel Engineering Company, Inc., Term Loan, Tranche B2,3,4	LIBOR12 + 500, 7.043%	4/30/2026	1,995,000	1,960,087
				2,911,250

Software (9.5%)
Apptio, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 725, 9.563%	1/10/2025	2,665,555	2,624,142
Revolver [5,6]	0.500%	1/10/2025	177,515	174,417
Chemical Computing Group
Term Loan, Tranche A2,3,4,5	LIBOR12 + 525, 7.293%	8/30/2023	2,351,365	2,312,597
Revolver [5,6]	0.500%	8/30/2023	135,379	134,628
Exela Intermediate LLC, Term Loan, Tranche B2,3,4	LIBOR2 + 650, 8.849%	7/12/2023	2,942,179	1,864,606
iCIMS, Inc.
Term Loan, Tranche B4,5	LIBOR12 + 650, 8.560%	9/12/2024	3,003,755	2,941,427
Term Loan, Tranche B4,5	LIBOR12 + 650, 8.560%	6/14/2025	75,928	74,353
Revolver [5,6]	0.500%	9/12/2024	187,734	183,839
Mailgun Technologies, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 550, 7.830%	3/26/2025	1,146,811	1,136,946
Revolver [5,6]	0.500%	3/26/2025	134,191	133,037
				11,579,992

Specialty Retail (1.5%)
Barnes & Noble, Inc., Term Loan[2,3,4,5]	LIBOR4 + 733, 9.505%	8/7/2024	1,780,000	1,760,646

Wireless Telecommunication Services (4.1%)
Sapphire Telecom, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 525, 7.267%	11/20/2025	4,297,362	4,279,881
Revolver [5,6]	0.500%	11/20/2023	679,190	674,728
				4,954,609
Total First Lien Debt (Cost $86,727,111)				81,036,125
3        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited  Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Second Lien Debt (47.6%)
Aerospace & Defense (6.2%)
Amynta Agency Borrower, Inc.
Term Loan, Tranche B4	LIBOR12 + 850, 10.544%	3/2/2026	$ 1,000,000	$ 1,010,020
Term Loan, Tranche B2,3,4	LIBOR12 + 850, 10.544%	3/2/2026	500,000	505,010
Jazz Acquisition, Inc., Term Loan[2,3,4]	LIBOR4 + 800, 10.100%	6/11/2027	3,100,000	2,995,797
WP CPP Holdings LLC, Term Loan[2,3,4]	LIBOR4 + 775, 10.010%	4/30/2026	3,000,000	2,987,490
				7,498,317

Air Freight & Logistics (4.1%)
Gruden Acquisition, Inc., Term Loan[4]	LIBOR4 + 850, 10.604%	8/18/2023	5,000,000	4,972,925

Capital Markerts (2.0%)
Aretec Group, Inc., Term Loan[2,3,4]	LIBOR12 + 825, 10.293%	10/1/2026	2,500,000	2,450,000

Chemicals (1.2%)
Vantage Specialty Chemicals, Inc., Term Loan[2,3,4]	LIBOR4 + 825, 10.337%	10/27/2025	1,662,357	1,496,121

Containers & Packaging (7.1%)
Tank Holding Corporation, Term Loan[2,3,4]	LIBOR4 + 825, 11.037%	3/26/2027	8,825,806	8,594,949

Energy Equipment & Services (0.8%)
Comet Acquisition, Inc., Term Loan[2,3,4,5]	LIBOR4 + 750, 9.624%	10/26/2026	1,000,000	979,794

Food Products (2.7%)
Ultimate Baked Goods Midco LLC, Term Loan[2,3,4,5]	LIBOR12 + 800, 10.044%	8/9/2026	3,333,333	3,273,957

Hotels, Restaurants & Leisure (7.6%)
Aimbridge Acquisition Co., Inc., Term Loan[2,3,4,5]	LIBOR12 + 750, 9.600%	2/1/2027	1,546,000	1,523,484
Queensgate Gem UK Midco Limited
Term Loan, Mezzanine[2,3,4,5]	GBP LIBOR4 + 975, 10.530%	3/15/2022	GBP 4,500,000	5,602,135
Term Loan[2,3,5,7]	13.750%	3/15/2022	GBP 1,710,000	2,128,811
				9,254,430

Insurance (1.7%)
Asurion LLC, Term Loan, Tranche B2[2,3,4]	LIBOR12 + 650, 8.544%	8/4/2025	$ 2,000,000	2,034,750

IT Services (4.0%)
Moneygram International, Inc., Term Loan[2,3,5,7]	13.000%	6/11/2026	5,048,611	4,834,045

Real Estate Management & Development (4.2%)
ARCO BPS Holdings, Ltd., Term Loan, Mezzanine[2,3,4,5,7]	EURIBOR4 + 1,150, 11.500%	2/26/2024	EUR 4,663,091	5,120,657
4        OFI CARLYLE PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Road & Rail (2.0%)
Fastlane Parent Company, Inc., Term Loan[4,5]	LIBOR4 + 875, 10.854%	12/19/2026	$ 2,500,000	$2,425,000

Software (4.0%)
Brave Parent Holdings, Inc., Term Loan[4,5]	LIBOR4 + 750, 9.756%	4/17/2026	3,812,317	3,698,439
Quickbase, Inc., Term Loan[4,5]	LIBOR12 + 800, 10.067%	4/2/2027	1,200,000	1,168,433
				4,866,872
Total Second Lien Debt (Cost $58,611,103)				57,801,817

Unsecured (8.7%)
Media (8.7%)
Urban One, Inc., Term Loan[5] (Cost $10,404,908)	12.875%	12/31/2022	10,583,405	10,583,405
Total Corporate Loans (Cost $155,743,122)				149,421,347

Collateralized Loan Obligations (14.5%)[1]
Barings CLO Ltd., Series 2017-1A, Class F4,5,8	LIBOR4 + 745, 9.75%	7/18/2029	2,500,000	2,125,000
Benefit Street Partners CLO Ltd., Series 2015-VIA, Class DR2,3,4,5,8	LIBOR4 + 652, 8.82%	10/18/2029	2,250,000	2,127,143
CIFC Funding Ltd., Series 2013-4A, Class ERR[2,3,4,5,8]	LIBOR4 + 545, 7.706%	4/27/2031	2,000,000	1,805,746
CIFC Funding Ltd., Series 2014-2RA, Class B2[2,3,4,5,8]	LIBOR4 + 569, 7.973%	4/24/2030	3,500,000	3,166,086
Dryden Senior Loan Fund, Series 2015-41A, Class ER2,3,4,5,8	LIBOR4 + 530, 7.603%	4/15/2031	1,265,000	1,080,453
Long Point Park CLO Ltd., Series 2017-1A, Class D2[2,3,4,5,8]	LIBOR4 + 560, 7.903%	1/17/2030	3,000,000	2,755,860
Symphony CLO Ltd., Series 2015-16A, Class ER2,3,4,5,8	LIBOR4 + 610, 8.403%	10/15/2031	2,000,000	1,859,636
Voya CLO Ltd., Series 2013-1A, Class DR2,3,4,5,8	LIBOR4 + 648, 8.783%	10/15/2030	2,000,000	1,838,000
West CLO Ltd., Series 2014-2A, Class E2,3,4,5,8	LIBOR4 + 604, 8.362%	1/16/2027	1,000,000	927,044
Total Collateralized Loan Obligations (Cost $19,114,211)				17,684,968

	Units/Shares	Fair Value

Common Stock (0.3%)[1]
Health Care Equipment & Supplies (0.1%)
ANLG Holdings LLC [5,9,10]	64,683	95,529

Professional Services (0.0%)
Avenu Holdings LLC [5,9,10]	21,552	11,442

Containers & Packaging (0.2%)
Tank Holding Corporation [5,9,10]	200,000	204,015

Software (0.0%)
Mailgun Technologies, Inc. [5,9,10]	21,186	21,975
Total Common Stock (Cost $307,421)		332,961

5        OFI CARLYLE PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited  Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Bonds (1.5%)[1]
Food Products (1.4%)
Unifrutti Financing plc [7]	8.500%	9/15/2026	EUR 1,600,000	$1,656,724

Wireless Telecommunication Services (0.1%)
Digicel Group Ltd.[8]	6.000%	4/15/2021	$ 250,000	177,503
Total Corporate Bonds (Cost $1,867,751)				1,834,227

	Units/Shares	Fair Value

Warrant (0.4%)[1]
IT Services (0.4%)
Moneygram International, Inc.[9] (Cost $283,359)	110,687	439,428
Total Investments, at Value (Cost $177,315,864)	139.7%	169,712,931
Net Other Assets (Liabilities)	(39.7)%	(48,255,484)
Net Assets	100.0%	$121,457,447

Footnotes to Consolidated Statement of Investments
1. All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of September 30, 2019 represented 139.7% of the Fund's net assets or 97.6% of the Fund's total assets, are subject to legal restrictions on sales.
2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Consolidated Notes.
3. All or a portion of this security is owned by the Subsidiary. See Note 2 of the accompanying Consolidated Notes.
4. Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of September 30, 2019.
5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.
6. Security is an unfunded loan commitment. See Note 6 of the accompanying Consolidated Notes.
7. All or a portion of the interest or dividend is paid-in-kind, when applicable.
8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $17,862,471, or 14.71% of the Fund's net assets at period end.
9. Non-income producing security.
10. Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of September 30, 2019, the aggregate fair value of these securities is $332,961, or 0.3% of the Fund’s net assets.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound

Definitions
EURIBOR4	Euro London Interbank Offered Rate-Quarterly
GBP LIBOR2	British Pound Sterling London Interbank Offered Rate-Semiannually
6        OFI CARLYLE PRIVATE CREDIT FUND

Definitions (Continued)
GBP LIBOR4	British Pound Sterling London Interbank Offered Rate-Quarterly
LIBOR2	London Interbank Offered Rate-Semianually
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
PRIME4	United States Prime Rate-Quarterly
SPV	Special Purpose Vehicle
7        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited

1. Organization
OFI Carlyle Private Credit Fund (the “Fund”) was organized as a statutory trust in the State of Delaware on December 13, 2017. The Fund (effective November 4, 2019, the Fund was renamed Carlyle Tactical Private Credit Fund) is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
The Fund’s investment adviser, OC Private Capital, LLC (“OC Private Capital” or the “Adviser”), a joint venture between an affiliate of Invesco Ltd. ("Invesco") and Carlyle Investment Management L.L.C. (“Carlyle”), has entered into an investment advisory agreement with the Fund. The Adviser has, in turn, entered into a sub-advisory agreement with Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or “Sub-Adviser”)(a wholly owned subsidiary of Carlyle), whereby OC Private Capital oversees the allocation of the Fund’s assets to its underlying credit strategies, and the Sub-Adviser sources and makes investment decisions within each strategy. Invesco Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Invesco, acts as the Fund’s principal underwriter in connection with the offering and sale of the Fund's shares.
The Fund offers Class A, Class I, Class L, and Class Y shares. Effective April 18, 2019, the Fund offers Class N shares. The Fund's Shares are offered on a monthly basis. Shares are sold at their offering price equal to the Fund's then-current net asset value plus any applicable sales charge. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees.
The Fund seeks to produce current income by opportunistically allocating its assets across a wide range of credit strategies.

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.
Basis for Consolidation. The Fund has established a limited liability company, OCPC Credit Facility SPV LLC, which is wholly owned and controlled by the Fund (the "Subsidiary"). The Fund and Subsidiary are both managed by the Adviser. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is a disregarded entity for tax purposes.
The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.
During the period and at period end, the Fund owned 100% of the Subsidiary.
8        OFI CARLYLE PRIVATE CREDIT FUND

3. Securities Valuation
As an interval fund, the Fund is required to calculate a NAV on at least a weekly basis and at each month-end date (each NAV calculation date herein referred to as the "Valuation Date"). The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the "Exchange"), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Fund’s Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary. The Sub-Adviser shall provide assistance to the Adviser and the Board with respect to the valuation of the Fund’s assets; the Adviser and the Board are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
Valuation Methods and Inputs
The Adviser values securities traded in active markets on the valuation date by multiplying the closing price of such traded securities by the quantity of shares or amount of the instrument held.
The Adviser values liquid securities that are not traded in an active market using a mid-price determined by an approved independent pricing vendor. Standard inputs considered by independent pricing vendors for structured finance obligations include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors. Standard inputs generally considered by independent pricing vendors for loans include information obtained from market participants regarding broker-dealer price quotations.
The Fund expects that it will hold a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Board has engaged independent valuation firms to assist in fair valuing the Fund’s illiquid investments on at least a monthly basis. Any retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s valuation. The valuation approach may vary by security but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered.
Securities for which valuations are not readily available from an approved independent pricing vendor or valuation firm, or where valuations are determined to be inaccurate as a result of a significant event that has occurred, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) by a Valuation Committee determination using all available information at its disposal. The Valuation Committee
9        OFI CARLYLE PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited
Continued

3. Securities Valuation (Continued)
considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser's Valuation Committee will consider an "override" of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination. The Valuation Committee is made up of individuals affiliated with Invesco.
To assess the continuing appropriateness of security valuations, the Adviser regularly compares prices from the prior valuation date and sale prices to the current day prices and validates those prices exceeding certain tolerance levels with the independent valuation vendor or firm. For those securities valued by a fair valuation, the Valuation Committee reviews and affirms the reasonableness of the valuations on a regular basis after considering all relevant information that is reasonably available.
Classifications
ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).
ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
1) Level 1-inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
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3. Securities Valuation (Continued)
2) Level 2-inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, securities with recent observable market transactions, and certain over-the-counter derivatives where the fair value is based on observable inputs.
3) Level 3-inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.
The table below categorizes amounts that are included in the Fund's Consolidated Statement of Investments at period end based on valuation input level:
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
Corporate Loans	$ —	$ 42,549,521	$ 106,871,826	$ 149,421,347
Corporate Bonds	—	1,834,227	—	1,834,227
Collateralized Loan Obligations	—	—	17,684,968	17,684,968
Common Stock	—	—	332,961	332,961
Warrant	—	439,428	—	439,428
Total Assets	$—	$44,823,176	$124,889,755	$169,712,931
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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited
Continued

3. Securities Valuation (Continued)
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:
	Value as of December 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount
Assets Table Investments, at Value:
Corporate Loans	$38,163,755	$29,311	$(299,953)	$235,836
Collateralized Loan Obligations	—	—	(359,423)	23,023
Common Stock	86,157	—	25,618	—
Total Assets	$38,249,912	$29,311	$(633,758)	$258,859

	Purchases	Sales/ Paydowns	Transfers into Level 3(a)	Transfers out of Level 3	Value as of September 30, 2019
Assets Table Investments, at Value:
Corporate Loans	$55,692,066	$(1,652,902)	$14,703,713	$—	$106,871,826
Collateralized Loan Obligations	6,965,000	—	11,056,368	—	17,684,968
Common Stock	221,186	—	—	—	332,961
Total Assets	$62,878,252	$(1,652,902)	$25,760,081	$—	$124,889,755

(a)	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity and/or transparency for these securities.
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3. Securities Valuation (Continued)
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Value as of September 30, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs
Assets Table Investments, at Value:
Corporate Loans	$ 91,373,999	Discounted Cashflow	Discount Rate	7.2%-15.5%
Corporate Loans	$ 3,193,320	Weighted Average: Discounted Cashflow / Relative Value / Broker Quote	Discount Rate Broker Quote	15.8% 93
Corporate Loans	$ 12,304,507	Weighted Average: Discounted Cashflow / Relative Value	Discount Rate	5.7% - 10.2%
Corporate Loans Total	$106,871,826
Collateralized Loan Obligations	$ 17,684,968	Third Party Pricing Service	Discount Margin	N/A
Common Stock	$ 332,961	Market Approach	Enterprise Value Multiple	7.8x - 16.0x
Total	$124,889,755
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in collateralized loan obligations are prices provided by a third-party pricing service. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. A significant increase in the discount margin would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in common stock are enterprise value multiples. A significant decrease in the enterprise value multiple would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans are discount rates and broker quotes. A significant increase in the discount rate would result in a significantly lower fair value measurement.

4. Investments and Risks
Loans. The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Advisers can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the
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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited
Continued

4. Investments and Risks (Continued)
Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs). The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss.
Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
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4. Investments and Risks (Continued)
Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing. The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.

5. Market Risk Factors
The Fund’s investments in securities may expose the Fund to various market risk factors:
Credit Risk. Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS  September 30, 2019 Unaudited
Continued

5. Market Risk Factors (Continued)
Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Borrowings and Other Financing
Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $3,186,542 at period end. The Fund generally will maintain with its custodian cash and/or liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a fair value of $3,211,098 and have been included as First Lien Debt in the Consolidated Statement of Investments.

7. Acquisition
On May 24, 2019 (“Transaction Date”), Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OppenheimerFunds, Inc. (“OFI”), sold OppenheimerFunds, Inc. and its subsidiaries (including OFI Global Institutional, Inc.) to Invesco, a leading independent global investment management company. In turn, MassMutual and OFI's employee shareholders received a combination of common and preferred equity consideration and MassMutual became a significant shareholder in Invesco.
Also, effective on or about the Transaction Date, the independent registered public accounting firm that was previously engaged as the principal accountant to audit the Fund's financial statements, Ernst & Young LLP, has resigned as auditor for the Fund. Ernst & Young LLP's decision to resign as auditor for the Fund was based upon independence concerns in light of the Transaction due to its pre-existing relationship with Invesco and not based upon any issues related to the Fund's audit. Effective June 27, 2019, the Board approved the appointment of KPMG LLP as auditor of the Fund's financial statements.

8. Subsequent Event
Invesco and Carlyle determined to liquidate and dissolve OC Private Capital, LLC, the Fund’s investment adviser, and further determined that it would be in the best interests of the Fund and its shareholders if CGCIM, the Fund’s investment sub-adviser, served as the investment adviser to the Fund pursuant to a new Investment Advisory Agreement between the Fund and Carlyle.
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8. Subsequent Event (Continued)
At an in-person meeting of the Board held on September 23, 2019, the Board, including all of the Independent Trustees, approved the new Investment Advisory Agreement between the Fund and CGCIM. The Board also recommended to the Fund’s shareholders that they approve the new Investment Advisory Agreement. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of September 24, 2019 approved the new Investment Advisory Agreement by written consent, effective October 24, 2019.
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Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

By	/s/ Rohit Vohra
Rohit Vohra
Principal Executive Officer

Date    11/14/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Rohit Vohra
Rohit Vohra
Principal Executive Officer

Date    11/14/19

By	/s/ Julie Burley
Julie Burley
Principal Financial Officer

Date    11/14/19

*	Print the name and title of each signing officer under his or her signature.